UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 8, 2026
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5505 Waterford District Drive, Miami, Florida 33126
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 8, 2026, the Company held its 2026 Annual Meeting of Stockholders, during which five proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on February 26, 2026 (the “2026 Proxy Statement”). The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:
1.    The following individuals were elected as directors to serve until the 2027 Annual Meeting of Stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
Amy Banse	440,721,103	15,338,645	17,026,135	20,349,156
Theron I. ("Tig") Gilliam	441,801,335	14,265,188	17,019,360	20,349,156
Sherrill W. Hudson	430,010,581	26,068,220	17,007,082	20,349,156
Teri P. McClure	435,853,920	20,214,624	17,017,339	20,349,156
Stuart Miller	407,971,669	48,110,316	17,003,898	20,349,156
Armando Olivera	444,703,858	11,372,252	17,009,773	20,349,156
Dacona Smith	447,811,835	8,247,991	17,026,057	20,349,156
Jeffrey Sonnenfeld	383,992,151	72,088,684	17,005,048	20,349,156
Serena Wolfe	452,976,642	3,103,260	17,005,981	20,349,156
2.    Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers described in the 2026 Proxy Statement. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
426,605,552	46,160,769	319,562	20,349,156
3.    Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2026. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
482,154,444	11,175,791	104,804
4.    Stockholders did not approve a stockholder proposal on an Equal Voting Rights for Each Share. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
173,722,020	298,980,467	383,396	20,349,156
5.    Stockholders did not approve a stockholder proposal on Disclosure of Voting Results by Share Class. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
119,820,521	335,906,299	17,359,063	20,349,156

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2026	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President and Chief Financial Officer